UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 2, 2022

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Ave., Ste. 300	Little Rock	AR	72201
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code	501	205-8508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	INUV	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 28, 2022, Inuvo, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) disclosing the election of Jonathan Bond and Kenneth Lee to the Board of Directors of the Company (the “Board”), effective March 25, 2022. At the time of filing of the Initial 8-K, the Board had not made a final determination regarding the committee(s) of the Board, if any, to which Messrs. Bond and Lee would be appointed. This Amendment No. 1 to the Initial 8-K is being filed solely to supplement Item 5.02 of the Initial 8-K to disclose the appointment of Mr. Bond to the Compensation Committee of the Board and Mr. Lee to the Nominating and Corporate Governance Committee of the Board and to provide updated committee assignments. This Amendment No. 1 does not otherwise amend, update or change any disclosure included in the Initial 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 27, 2022, the Board reviewed, clarified, and enhanced Board committee oversight responsibilities through amendments to Board committee charters in order to restructure the Board’s oversight activities and to separate what was formally known as the Nominating, Corporate Governance, and Compensation Committee into a separate Nominating and Corporate Governance Committee and a separate Compensation Committee. The Board appointed (a) Mr. Bond to the Compensation Committee of the Board, effective immediately and (b) Mr. Lee to the Nominating and Corporate Governance Committee of the Board, effective immediately.

After the restructure of the of the Board committees, the committee assignments for each director are as follows:

Director	Audit Committee	Nominating and Corporate Governance	Compensation Committee
Charles D. Morgan	✓	✓
Gordon J. Cameron	✓(1)		✓(1)
Jonathan Bond			✓
Kenneth E. Lee		✓(1)

(1) Denotes Chairperson.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 104	Cover Page Interactive Data File (imbedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: May 2, 2022	By:	/s/ John Pisaris
John Pisaris, General Counsel